UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2022

Eloxx Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-31326	84-1368850
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

480 Arsenal Way, Suite 130, Watertown, MA	02451
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (781) 577-5300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ELOX	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On September 14, 2022, Eloxx Pharmaceuticals, Inc. (the “Company”) issued a press release announcing topline results from its Phase 2 combination clinical trial of ELX-02 in Class 1 Cystic Fibrosis (“CF”) patients. A copy of the press release and presentation are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated under this Item 7.01 by reference.

The information in this Item 7.01 of this Current Report on Form 8-K (including Exhibits 99.1 and 99.2 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

We are providing the following business update.

Recent Developments

On September 14, 2022, the Company announced topline results from the Phase 2 clinical trial of ELX-02 in combination with ivacaftor in Class 1 CF patients with at least one nonsense mutation. The combination trial of ELX-02 with ivacaftor was well tolerated but did not achieve statistical significance for efficacy endpoints, including changes from baseline in sweat chloride concentration (SCC) and percent forced expiratory volume (FEV1).

The Phase 2 combination clinical trial of ELX-02 was designed to evaluate safety and assess biological activity in G542X nonsense mutation Class 1 CF patients as monotherapy and in combination with ivacaftor. The trial included a 1-week monotherapy period (1.5 mg/kg daily subcutaneous) followed by a four week combination period (1.5 mg/kg daily subcutaneous and 150 mg ivacaftor twice daily).

ELX-02 was generally well tolerated in the trial, with no treatment-related serious adverse events noted. Overall, the study did not achieve statistical significance for efficacy endpoints in the Phase 2 study in Class 1 CF for efficacy endpoints, including changes from baseline in SCC and FEV1. No incremental improvement was observed with ivacaftor combination. Evidence of activity for ELX-02 was observed, as patients with higher baseline sweat chloride levels demonstrated increased responses as indicated by SCC (p=0.00013 at Day 35). Trial results were potentially confounded by high variability in sweat chloride and lung function measurement. The Company believes this variability could have been caused by very low drug exposures in the lung. Steady state lung drug levels in patients from this trial were on average 20%, or 2µM, of the lowest levels at which drug activity has previously been seen in preclinical testing. Lung drug exposure with inhaled delivery of ELX-02 is expected to be at least 50-fold greater than with subcutaneous delivery.

Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of present and historical facts contained in this current report, including without limitation, statements regarding the expected timing of trials and results from clinical studies of our product candidates and the potential of our product candidate to treat nonsense mutations are forward-looking statements. Forward-looking statements can be identified by the words “aim,” “may,” “will,” “would,” “should,” “expect,” “explore,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “seeks,” or “continue” or the negative of these terms similar expressions, although not all forward-looking statements contain these words.

Forward-looking statements are based on management's current plans, estimates, assumptions and projections based on information currently available to us. Forward-looking statements are subject to known and unknown risks, uncertainties and assumptions, and actual results or outcomes may differ materially from those expressed or implied in the forward-looking statements due to various important factors, including, but not limited to: our ability to progress any product candidates in preclinical or clinical trials; the uncertainty of clinical trial results and the fact that positive results from preclinical studies are not always indicative of positive clinical results; the scope, rate and progress of our preclinical studies and clinical trials and other research and development activities; the competition for patient enrollment from drug candidates in development; the impact of the global COVID-19 pandemic on our clinical trials, operations, vendors, suppliers, and employees; our ability to obtain the capital necessary to fund our operations; the cost of filing, prosecuting, defending and enforcing any patent claims and other intellectual property rights; our ability to obtain financial in the future through product licensing, public or private equity or debt financing or otherwise; general business conditions, regulatory environment, competition and market for our products; and business ability and judgment of personnel, and the availability of qualified personnel and other important factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2022, as any such factors may be updated from time to time in our other filings with the SEC, accessible on the SEC’s website at www.sec.gov and the “Financials & Filings” page of our website at https://investors.eloxxpharma.com/financial-information/sec-filings.

All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of Eloxx Pharmaceuticals, Inc., dated September 14, 2022

99.2	Presentation of Eloxx Pharmaceuticals, Inc., dated September 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2022	ELOXX PHARMACEUTICALS, INC.

	By:	/s/ Sumit Aggarwal
Name: Sumit Aggarwal
Title: President and Chief Executive Officer